UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): August 11, 2022

Endeavor Group Holdings, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-40373	83-3340169
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9601 Wilshire Boulevard, 3rd Floor Beverly Hills, California	90210
(Address of principal executive offices)	(Zip Code)

(310) 285-9000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.00001 par value per share	EDR	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01	Regulation FD Disclosure.

On August 11, 2022, Endeavor Group Holdings, Inc., a Delaware corporation (the “Company” or “Endeavor”), issued a press release announcing the Transaction (as defined below), a copy of which is attached hereto as Exhibit 99.1 and incorporated herein by reference.

The information contained under Item 7.01 of this Current Report on Form 8-K (including Exhibit 99.1) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act except as may be expressly set forth by specific reference in such filing.

Item 8.01	Other Events.

On August 11, 2022 (the “Transaction Date”), Endeavor Operating Company, LLC, a Delaware limited liability company and subsidiary of the Company (“EOC”), entered into a Unit Purchase Agreement (the “Purchase Agreement”), by and among IMG Auction Company, LLC, a Delaware limited liability company and subsidiary of the Company (“Buyer”), EOC (solely for purposes of certain sections set forth therein), Barrett-Jackson Holdings, LLC, a Delaware limited liability company (“Barrett-Jackson”), CHJ Investment Corp., a Delaware corporation (“Seller 1”), CHJ Trust Invest Co, LLC, a Delaware limited liability company (“Seller 2”), the Craig Jackson 2006 Irrevocable Life Insurance Trust, dated March 16, 2006 (together with Seller 1 and Seller 2, the “Sellers”), and Craig Jackson, an individual, in his personal capacity (solely for purposes of certain sections set forth therein) and in his capacity as the representative of the Sellers, pursuant to which, among other things, the Buyer purchased from the Sellers a number of equity interests of Barrett-Jackson representing 55% of the outstanding equity interests of Barrett-Jackson on a fully diluted basis as of immediately prior to the Transaction Date, in exchange for consideration having an aggregate value of $261,250,000, subject to certain adjustments set forth in the Purchase Agreement (the “Purchase Price”, and such transaction, the “Transaction”). The Purchase Price consists of $248,725,003.65 of cash and 563,935 newly-issued shares of the Company’s Class A common stock, par value $0.00001 per share (“Class A Common Stock”), with a value of $12,525,000 based on the volume-weighted average trading price of the Class A Common Stock for the thirty (30) trading days ending on the day prior to the Transaction Date. Barrett-Jackson is engaged in the business of collector car auctions, sales and other collector car related events and experiences.

In connection with the Transaction, the Sellers and Buyer entered into an amended and restated limited liability company agreement of Barrett-Jackson (the “LLC Agreement”), pursuant to which, among other things, (i) for a specified period beginning on April 1, 2029, the Sellers will have the right to require Buyer to purchase 29.9% of the issued and outstanding equity interests of Barrett-Jackson (the “First Put Option”), (ii) if the First Put Option is not exercised within a specified period, Buyer will have the right to require the Sellers to sell to Buyer 29.9% of the issued and outstanding equity interests of Barrett-Jackson, and (iii) for a specified period beginning on April 1, 2031, the Sellers will have the right to require Buyer to purchase up to the remainder of the Sellers’ equity interests of Barrett-Jackson, in each case subject to the terms and conditions set forth in the LLC Agreement.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press Release, dated August 11, 2022

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENDEAVOR GROUP HOLDINGS, INC.

By:	/s/ Jason Lublin
Name:	Jason Lublin

Title:	Chief Financial Officer

Date: August 11, 2022